NATIONWIDE VARIABLE INSURANCE TRUST
AllianceBernstein NVIT Global Fixed Income Fund
Federated NVIT High Income Bond Fund
NVIT Core Bond Fund
NVIT Core Plus Bond Fund
NVIT Enhanced Income Fund
NVIT Government Bond Fund
NVIT Money Market Fund
NVIT Multi Sector Bond Fund
NVIT Short Term Bond Fund

Supplement dated December 14, 2010
to the Prospectus dated May 1, 2010

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

AllianceBernstein NVIT Global Fixed Income Fund

On December 14, 2010, the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”), including a majority of the trustees who are deemed to be non-interested under the Investment Company Act of 1940, as amended, unanimously approved a Plan of Liquidation and Dissolution (the “Plan”) pursuant to which the AllianceBernstein NVIT Global Fixed Income Fund (the “Fund”) would cease operations and be liquidated. The Board’s decision to liquidate the Fund, and implementation of the Plan, are subject to the approval of the Fund’s shareholders. In the near future, shareholders of the Fund will receive a proxy statement that contains more information about the Plan.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.